NEWS RELEASE
ROB FREDERICK	SUE PERRAM
VICE PRESIDENT	DIRECTOR
CORPORATE COMMUNICATIONS	INVESTOR RELATIONS
502-774-7707	502-774-6862
ROB_FREDERICK@B-F.COM	SUE_PERRAM@B-F.COM

Brown‑Forman Stockholders Elect Directors and Board Approves Cash Dividend
LOUISVILLE, Ky.-July 28, 2022 - Brown‑Forman Corporation (NYSE:BFA, BFB) stockholders met today at the regularly scheduled annual meeting of stockholders and elected the slate of directors recommended by the Board of Directors as submitted in the company’s 2022 Proxy Statement. They also approved the company’s 2022 Omnibus Compensation Plan and ratified the selection of the independent registered public accounting firm for fiscal year 2023.

Campbell P. Brown, Chair of the Board of Directors, thanked the company’s stockholders for their commitment to Brown‑Forman and celebrated the resiliency and accomplishments of Brown-Forman’s employees.

“We balance Brown-Forman’s 152-year history with the opportunities of today. Our bold perspectives have influenced our journey, enabling us to confidently reshape our portfolio over time and lean into our special culture to grow and endure,” Mr. Brown stated. “We are grateful for the continued support of our shareholders and contributions of our employees, together they offer continued proof that there is ‘Nothing Better in the Market’ than Brown-Forman.”

Lawson E. Whiting, Brown-Forman’s President and Chief Executive Officer, highlighted the company’s investments, consistency in performance, and position of strength.

Mr. Whiting stated, “Brown-Forman has endured since 1870 because of the strength of our brands, the consistency of our performance, and the spirit of our timeless values. In today's meeting, we affirmed our belief in both our strategic priorities and our long-term growth algorithm. This supports our aims to deliver mid-single digit organic top-line growth and high-single digit organic operating income growth over the next decade.”

In a subsequent meeting, the Board of Directors approved a regular quarterly cash dividend of $0.1885 cents per share on its Class A and Class B Common Stock. The dividend is payable on October 3, 2022, to stockholders of record on September 6, 2022. Brown‑Forman has paid regular quarterly cash dividends for 78 consecutive years and has increased the regular cash dividend for 38 consecutive years.

Brown-Forman

For more than 150 years, Brown-Forman Corporation has enriched the experience of life by responsibly building fine quality beverage alcohol brands, including Jack Daniel's Tennessee Whiskey, Jack Daniel's Tennessee RTDs, Jack Daniel's Tennessee Honey, Jack Daniel's Tennessee Fire, Jack Daniel's Tennessee Apple, Gentleman Jack, Jack Daniel's Single Barrel, Woodford Reserve, Old Forester, Coopers’ Craft, The GlenDronach, Benriach, Glenglassaugh, Slane, Herradura, el Jimador, New Mix, Korbel, Sonoma-Cutrer, Finlandia, Chambord, and Fords Gin. Brown-Forman’s brands are supported by approximately 5,200 employees globally and sold in more than 170 countries worldwide. For more information about the company, please visit http://www.brown-forman.com/.

Important Information on Forward-Looking Statements:
This press release contains statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “can,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “pursue,” “see,” “seek,” “should,” “will,” “would,” and similar words indicate forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and uncertainties include, but are not limited to:

• Impact of health epidemics and pandemics, including the COVID-19 pandemic, and the resulting negative economic impact and related governmental actions

• Risks associated with being a U.S.-based company with global operations, including commercial, political, and financial risks; local labor policies and conditions; protectionist trade policies, or economic or trade sanctions, including additional retaliatory tariffs on American spirits and the effectiveness of our actions to mitigate the negative impact on our margins, sales, and distributors; compliance with local trade practices and other regulations; terrorism; and health pandemics

• Failure to comply with anti-corruption laws, trade sanctions and restrictions, or similar laws or regulations

• Fluctuations in foreign currency exchange rates, particularly a stronger U.S. dollar

• Changes in laws, regulatory measures, or governmental policies – especially those that affect the production, importation, marketing, labeling, pricing, distribution, sale, or consumption of our beverage alcohol products

• Tax rate changes (including excise, sales, VAT, tariffs, duties, corporate, individual income, dividends, or capital gains) or changes in related reserves, changes in tax rules or accounting standards, and the unpredictability and suddenness with which they can occur

• Unfavorable global or regional economic conditions, particularly related to the COVID- 19 pandemic, and related economic slowdowns or recessions, low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations

• Dependence upon the continued growth of the Jack Daniel’s family of brands

• Changes in consumer preferences, consumption, or purchase patterns – particularly away from larger producers in favor of small distilleries or local producers, or away from brown spirits, our premium products, or spirits generally, and our ability to anticipate or react to them; legalization of marijuana use on a more widespread basis; shifts in consumer purchase practices from traditional to e-commerce retailers; bar, restaurant, travel, or other on-premise declines; shifts in demographic or health and wellness trends; or unfavorable consumer reaction to new products, line extensions, package changes, product reformulations, or other product innovation

• Decline in the social acceptability of beverage alcohol in significant markets

• Production facility, aging warehouse, or supply chain disruption

• Imprecision in supply/demand forecasting

• Higher costs, lower quality, or unavailability of energy, water, raw materials, product ingredients, labor, or finished goods

• Significant additional labeling or warning requirements or limitations on availability of our beverage alcohol products

• Competitors’ and retailers’ consolidation or other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing, or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets or distribution networks

• Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, or result in higher fixed costs

• Inventory fluctuations in our products by distributors, wholesalers, or retailers

• Risks associated with acquisitions, dispositions, business partnerships, or investments – such as acquisition integration, termination difficulties or costs, or impairment in recorded value

• Counterfeiting and inadequate protection of our intellectual property rights

• Product recalls or other product liability claims, product tampering, contamination, or quality issues

• Significant legal disputes and proceedings, or government investigations

• Cyber breach or failure or corruption of key information technology systems, or failure to comply with personal data protection laws

• Negative publicity related to our company, products, brands, marketing, executive leadership, employees, board of directors, family stockholders, operations, business performance, or prospects

• Failure to attract or retain key executive or employee talent

• Our status as a family “controlled company” under New York Stock Exchange rules, and our dual-class share structure

For further information on these and other risks, please refer to our public filings, including the “Risk Factors” section of our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.
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